UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

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LEISURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38306 (Commission File Number)	82-2755287 (I.R.S. Employer Identification No.)
250 West 57th Street, Suite 2223 New York, New York 10107 (Address of principal executive offices) (Zip Code)
(646) 565-6940 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 5, 2017, Leisure Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

On December 5, 2017, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 6,825,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to MLCP GLL Funding LLC, an affiliate of Matthews Lane Capital Partners LLC, Hydra LAC, LLC, an affiliate of Hydra Management, LLC, HG Vora Special Opportunities Master Fund, Ltd. and certain members of the Company’s management team, generating gross proceeds to the Company of approximately $6,825,000.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO, including approximately $7,000,000 of the underwriter’s deferred discount, and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of December 5, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of December 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leisure Acquisition Corp.

Date: December 11, 2017

	By:	/s/ George Peng
Name:	George Peng
Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of December 5, 2017.